UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2008

VERILINK CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-28562	94-2857548
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Johnstone, Suite 501
Bartlesville, Oklahoma 74003
(Address of principal executive offices / Zip Code)

(918) 336-1773
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

This Form 8-K/A is being filed to amend the disclosure made under Items 304(a)(1)(i) and (iii), Item 304(a)(2), Item 304(a)(1)(iv) and (v), Item 304(a)(3).

Item 4.01

Change in Registrant’s Certifying Accountant.

On September 18, 2006, Ehrhardt Keefe Steiner & Hottman PC (EKS&H) notified the Company that EKS&H declined to stand for re-election as the independent registered public accounting firm for the

Company.  On March 7, 2007, the Company engaged Malone & Bailey, PC as the independent registered public accounting firm for the Company.

A.  Pursuant to Item 304(a)(1) of the Regulation S-K, the Company reports the following specific information:

(i)

On September 15, 2006, EKS&H notified the Company that EKS&H declined to stand for re-election as the Company’s independent registered public accounting firm.

(ii)

The reports of EKS&H on the Company’s financial statements for each of the past two years prior to electing not to stand for re-election, were unqualified and contained no adverse opinion or disclaimer of opinion and no report was qualified as to uncertainty, audit scope, or accounting principles, however, did include a emphasis paragraph relating to a going concern uncertainty.

(iii)

The decision to change the independent registered public accounting firm was approved by the Bankruptcy Court.

(iv)

There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and EKS&H, during the Company’s two most recent fiscal years or for the period through the date that EKS&H elected not to stand for re-election.

(v)

No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred during the Company’s two most recent fiscal years and for the subsequent period through the date EKS&H elected not to stand for re-election.

B.

No event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

C.

In accordance with requirements of Item 304(a)(3) of Regulation S-K, EKS&H has been provided with a copy of the foregoing disclosures and the Company requested that EKS&H furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter is attached to this current report.

Prior to the engagement of Malone & Bailey, PC, the Company did not consult with Malone & Bailey,PC or any firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject or a disagreement or reportable event.  The Company did not consult with Malone & Bailey, PC regarding the type of audit opinion, which might be rendered on the Company’s financial statements and no written or oral report, was provided by Malone & Bailey, PC.

The Company has provided Malone & Bailey, PC with a copy of the disclosures contained herein and Malone & Bailey, PC has indicated that no letter will be provided containing any new information, clarification of the Company’s expression of its views, or the respects in which Malone & Bailey, PC does not agree with the statements made by the Company in response to Item 304(a).  No other event requiring disclosure under Item 304(a)(2) or Regulation S-K has occurred.

Item 9.01

Financial Statements and Exhibits

Exhibit

   No.

Description

16.1

Letter dated June 5, 2008, from Ehrhardt Keefe Steiner & Hottman, PC, former independent registered public accounting firm for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERILINK CORPORATION
(Registrant)

Dated: June 5, 2008	By:	/s/ James Ditanna

	Name:	James Ditanna
	Title:	President